WILLOW CSN CANADA AND INFOCAST CORPORATION
                           MEMORANDUM OF UNDERSTANDING

The following represents a basis of discussions but does not represent a final agreement.

WHEREAS, Willow CSN (Canada) Inc. ("Willow"), is the developer and operator of The CyberAgent Network, (the "Network"), a economically viable alternative to the conventional call center model. The Network is supported by, a consortium of private corporations, education and government agencies working together to assemble a social and economical model that provides incentive to the CyberAgents, clients, governments and corporations involved,

WHEREAS, Infocast Corporation ("Infocast"), is a company in the business of creation and provision of interactive software that delivers and manages information/electronic content on multiple communications platforms in real time, and,

WHEREAS Infocast and Willow confirm their mutual desire to commence discussions and to exchange information with the goal of entering into formal agreement(s) establishing an on-going relationship. This memorandum is to define the terms, parameters and goals for the parties to reach a mutually beneficial agreement.

Infocast agrees to provide Willow with appropriate documentation in regards to Infocast's financial viability. This information is to include but is not limited to Infocast's most recent financial statement, future plans for private funding, IPO and current lines of credit. Willow reserves the right to cease discussions with Infocast if this information is not provided or the financial viability of Infocast is deemed unacceptable.

Infocast agrees to provide Willow with documentation outlining a transition plan and agreement if Infocast were to be sold or ceases to exist.

Additionally, a term agreement can only be executed when both parties have agreed to all issues addressed in the Willow Request for Information (RFI).

                   Understanding of Roles and Responsibilities

1.0      Infocast Corporations Roles and Responsibilities

         Cyber Agent Support for the following Items:

(a)      Cyber Agent Applications
(b)      Cyber Agent Desk Top Support
(c)      Secure Voice and Data Connectivity to the Willow Network

         Network Coordination

(a)      Act as a Single Point of Contact for all Network Issues
(b)      Provide a Best in Breed Network for Virtual Call Center Solutions
(c)      Provide a Network Topology and Coverage for all of Canada

         Client Integration

(a)      Provide Secure Access into the Willow's Client Databases
(b)      Provide Computer Telephony Integration into Clients Networks
(c)      Provide Expertise to Create Enhanced Applications and Services

         Reporting/Monitoring

(a) Provide a Level of Call Reporting and Monitoring Similar to Nortel's DMS100 and CCMIS.

         Billing

(a)      Provide Direct Billing to the Cyber Agents and Clients as Agreed Upon

2.0      Willow CSN (Canada) Inc. Primary Canadian Roles and Responsibilities

(a)      Recruit Clients to Become CyberNetwork Users
(b)      Recruit CyberAgents to Become Call Takers
(c)      Provide   Training  Course   Material  in  Conjunction   with  Training
         Affiliates for CyberAgent Training



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

(d)      Provide Infocast a Best Estimate of Clients, CyberAgents and Call
(e) Coordinate Consortium Members to Provide an End to End Cost Effective Call Center Solution

3.0      Joint Discussions and Responsibilities

Operations and Service Levels

(a) The parties agree to collaborate on levels of service, service agreements, points of contact and escalation procedures.

Revenue Sharing and Profits

(a) The parties agree to discuss profit margins and will work to a mutually beneficial agreement.

Compensation

(a) The parties agree the intent of this business arrangement is to provide a per call transaction based cost model.

(b) The parties agree they will work in collaboration to mutually determine the price model for CyberAgents, clients, Infocast and Willow.

Project Team

(a) The parties agree to provide adequate resources during the exploration process, initial implementation and the on-going relationship.

Non Disclosure

(a)      The parties agree to abide by the non-disclosure agreement in place.

Non Compete

(a) The parties agree that they will not compete against each other with respect to their core business as defined in the preamble.


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

Implementation

(a) Infocast anticipates and Willow agrees that the parties will commence implementation on or about July 1 st, 1999 if the terms and issues identified in this document are met.

Conclusion.

The parties acknowledge that there are many details that need to be addressed in respect to structuring and implementing a final agreement. However, based upon the understanding contained within, the parties will each endeavor to work expeditiously toward a formal agreement.

NOW THEREFORE, based upon the foregoing being generally in accordance with the parties understanding of their discussions to date, the parties affix their signatures and date the agreement as follows:

Infocast Corporation                          Willow CSN Canada


Per: /s/ James Hines  A.T. Griffis            Per: /s/ Christopher B. Richardson
     ---------------  ------------                 -----------------------------


Authorized Signature                          Authorized Signature


/s/ James Hines                               Christopher B. Richardson
Typed Name                                    Typed Name


                                              President/CEO
                                              Willow CSN, Canada
Title  President                              Title
       Infocast

Date   June 7, 1999                           Date


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